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                                                                    EXHIBIT 99.1



PROXY                        BAY STATE GAS COMPANY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned, revoking all previous proxies, hereby appoints ROGER A. YOUNG, JOEL L. SINGER and THOMAS W. SHERMAN, and each of them, proxies, with power of substitution to each, to vote and act at the special meeting of common shareholders of BAY STATE GAS COMPANY (the "Company") to be held at the office of the Company, 300 Friberg Parkway, Westborough, Massachusetts, on Wednesday, May 27, 1998, at 10:30 A.M. and at any adjournment thereof, on and with respect to the shares of common stock of the Company of the undersigned, or on and with respect to which the undersigned is entitled to vote or act.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
           MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY

              (IMPORTANT--TO BE SIGNED AND DATED ON REVERSE SIDE)

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[X] Please mark votes as in this example

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

  1. APPROVAL OF MERGER AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREBY:

  Approval of Agreement and Plan of Merger, dated as of December 18, 1997, by and between NIPSCO Industries, Inc and Bay State Gas Company, as amended and restated as of March 4, 1998, and the transactions contemplated thereby.

                              [_] FOR [_] AGAINST

  2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                    The shareholder hereby
                                    acknowledges receipt of the
                                    Notice of the Special Meeting
                                    and the Proxy
                                    Statement/Prospectus attached
                                    thereto.

                                    Please sign your name(s)
                                    exactly as it appears hereon.
                                    If signing as attorney or for
                                    estates, trusts or
                                    corporations, title or capacity
                                    should be indicated. PLEASE
                                    RETURN THIS PROXY PROMPTLY.

                                    Signature(s):
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                                    Dated: _________________________